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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            ------------------------

                                 SCHEDULE 14A/A
          AMENDMENT NO. 1 TO PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          [X]  FILED BY REGISTRANT
          [ ]  FILED BY PARTY OTHER THAN THE REGISTRANT

(Check the appropriate box):

          [ ]  Preliminary Proxy Statement
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to
               Section 240.14a-11(c) or Section  240.14a-12

                          -----------------------------

                               BIO-VASCULAR, INC.
             (Exact name of registrant as specified in its charter)

                          ----------------------------

                                 M. Karen Gilles
                      Chief Financial Officer and Secretary
                               Bio-Vascular, Inc.
                             2575 University Avenue
                            St. Paul, MN  55114-1024
                    (Name of Person(s) Filing Proxy Statement)

                          -----------------------------

Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
               6(i)(2).*
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ] Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 0-11.

               (1) Title of Each Class of Securities to which transaction applies:
               (2)  Aggregate number of securities to which transaction applies:
               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               (4)  Proposed maximum aggregate value of transaction:

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:
               (2)  Form, Schedule or Registration Statement No.:
               (3)  Filing Party:
               (4)  Date Filed:

* Filing fee previously paid in connection with the Registrant's Schedule 14A Proxy Statement filed via EDGAR on February 12, 1996.
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                                                                    Appendix A

                               BIO-VASCULAR, INC.
                            1995 STOCK INCENTIVE PLAN


     SECTION 1. PURPOSE OF PLAN. The purpose of the Bio-Vascular, Inc. 1995 Stock Incentive Plan (the "Plan") is to advance the interests of Bio-Vascular, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

     SECTION 2. DEFINITIONS. The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

     (a)  "BOARD" means the Board of Directors of the Company.

     (b) "BROKER EXERCISE NOTICE" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

     (c) "CHANGE IN CONTROL" means an event described in Section 12(a) of the Plan.

     (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (e) "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

     (f) "COMMON STOCK" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4(c) of the Plan.

     (g) "DISABILITY" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of
Section 22(e)(3) of the Code.

     (h) "ELIGIBLE RECIPIENTS" means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary.

     (i)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (j) "FAIR MARKET VALUE" means, with respect to the Common Stock, the following:

          (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the Nasdaq

     National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

          (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq SmallCap Market or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq SmallCap Market, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. The Committee shall not be required to obtain an appraisal within six months of the adoption of the Plan. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Board of the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

     (k) "INCENTIVE AWARD" means an Option, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

     (l) "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

     (m) "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

     (n)  "OPTION" means an Incentive Stock Option or a Non-Statutory Stock
Option.

     (o) "PARTICIPANT" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

     (p) "PERFORMANCE UNIT" means a right granted to an Eligible Recipient pursuant to Section 8 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance or other goals.

     (q) "PREVIOUSLY ACQUIRED SHARES" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

     (r) "RESTRICTED STOCK AWARD" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

     (s) "RETIREMENT" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

     (t)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (u) "STOCK BONUS" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 9 of the Plan.

     (v) "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

     (w) "TAX DATE" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

     SECTION 3.  PLAN ADMINISTRATION.

     (a) THE COMMITTEE. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee (the "Committee") consisting solely of not less than two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

     (b)  AUTHORITY OF THE COMMITTEE.

          (i) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following:
     (A) the Eligible Recipients to be selected as Participants; (B) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (C) the time or times when Incentive Awards will be granted; (D) the duration of each Incentive Award; and (E) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

          (ii) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this
     Section 3(b) or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

          (iii) In the event of (A) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (B) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (C) any change in accounting principles or practices, or (D) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

     SECTION 4.  SHARES AVAILABLE FOR ISSUANCE.

     (a) MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 410,000 shares of Common Stock, plus any shares of Common Stock which, as of the date the Plan is approved by the shareholders of the Company, are reserved for issuance under the Company's 1988 Stock Option Plan, the 1990 Management Incentive Stock Option Plan and the 1992 Stock Option Plan and which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plans. Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options, or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 50,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4(c) of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion,

Options or such other Incentive Awards relating to up to 200,000 shares of Common Stock (subject to adjustment as provided in Section 4(c) of the Plan).

     (b) ACCOUNTING FOR INCENTIVE AWARDS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

     (c) ADJUSTMENTS TO SHARES AND INCENTIVE AWARDS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

     SECTION 5. PARTICIPATION. Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

     SECTION 6.  OPTIONS.

     (a) GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

     (b) EXERCISE PRICE. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (i) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (ii) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

     (c) EXERCISABILITY AND DURATION. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

     (d) PAYMENT OF EXERCISE PRICE. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

     (e) MANNER OF EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Secretary) at its principal executive office in St. Paul, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6(d) of the Plan.

     SECTION 7.  RESTRICTED STOCK AWARDS.

     (a) GRANT. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

     (b) RIGHTS AS A SHAREHOLDER; TRANSFERABILITY. Except as provided in Sections 7(a), 7(c) and 13(c) of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

     (c) DIVIDENDS AND DISTRIBUTIONS. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

     (d) ENFORCEMENT OF RESTRICTIONS. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

     SECTION 8. PERFORMANCE UNITS. An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

     SECTION 9. STOCK BONUSES. An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 9 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

     SECTION 10.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

     (a) TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

          (i) All outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year (three months in the case of Retirement) after such termination (but in no event after the expiration date of any such Option);

          (ii) All Restricted Stock Awards then held by the Participant will become fully vested; and

          (iii) All Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.



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


     (b)  TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

          (i) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option).

          (ii) For purposes of this Section 10(b), "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (A) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (B) any unlawful or criminal activity of a serious nature, (C) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (D) any material breach of any employment, service, confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

     (c) MODIFICATION OF RIGHTS UPON TERMINATION. Notwithstanding the other provisions of this Section 10, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option may remain exercisable beyond its expiration date.

     (d) BREACH OF CONFIDENTIALITY OR NONCOMPETE AGREEMENTS. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

     (e) DATE OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

     SECTION 11.  PAYMENT OF WITHHOLDING TAXES.

     (a) GENERAL RULES. The Company is entitled to (i) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

     (b) SPECIAL RULES. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 11(a) of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.
     SECTION 12.  CHANGE IN CONTROL.

     (a) CHANGE IN CONTROL. For purposes of this Section 12, a "Change in Control" of the Company will mean the following:

          (i) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

          (ii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (iii) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 12(b) below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

          (iv) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

          (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

          (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

     (b) INCUMBENT DIRECTORS. For purposes of this Section 12, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

     (c) ACCELERATION OF VESTING. Without limiting the authority of the Committee under Section 3(b) of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (i) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Company or any Subsidiary;
(ii) all outstanding Restricted Stock Awards will become immediately fully vested; and (iii) all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Unit or Stock Bonuses.

     (d) CASH PAYMENT FOR OPTIONS. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

     (e)  LIMITATION ON CHANGE IN CONTROL PAYMENTS.  Notwithstanding anything in
Section 12(c) or 12(d) of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 12(c) or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 12(d) (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 12(c) or 12(d) of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will not be reduced or that the Participant will have the discretion to determine which "payments" will be reduced), then the limitations of this Section 12(e) will not apply, and any "payments" to a Participant pursuant to Section 12(c) or 12(d) of the Plan will be treated as "payments" arising under such separate agreement.

     SECTION 13.  RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS;
TRANSFERABILITY.

     (a) EMPLOYMENT OR SERVICE. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

     (b) RIGHTS AS A SHAREHOLDER. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

     (c) RESTRICTIONS ON TRANSFER. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

     (d) NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

     SECTION 14. SECURITIES LAW AND OTHER RESTRICTIONS. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (i) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (ii) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

     SECTION 15. PLAN AMENDMENT, MODIFICATION AND TERMINATION. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of any stock exchange or Nasdaq. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4(c) and 12 of the Plan.

     SECTION 16. EFFECTIVE DATE AND DURATION OF THE PLAN. The Plan is effective as of December 18, 1995, the date it was adopted by the Board. The Plan will terminate at midnight on December 18, 2005, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

     SECTION 17.  MISCELLANEOUS.

     (a) GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

     (b) SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                               BIO-VASCULAR, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


     SECTION 1. PURPOSE. The purpose of this Employee Stock Purchase Plan (the "Plan") is to advance the interests of Bio-Vascular, Inc. ("the Company") and its shareholders by providing Employees of the Company and its Designated Subsidiaries (as defined in Section 2(e) below) with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock of the Company on favorable terms through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

     SECTION 2.  DEFINITIONS.

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Common Stock" means the common stock, par value $.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 13 of the Plan.

     (c)  "Committee" means the entity administering the Plan, as provided in
Section 3 below.

     (d) "Compensation" means regular straight-time earnings and commissions that are included in regular compensation, excluding all other amounts such as amounts attributable to overtime, shift premium, incentive compensation and bonuses (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code, as provided in Section 1 above.

     (e) "Designated Subsidiary" means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

     (f) "Employee" means any person, including an officer, who is employed by the Company or one of its Designated Subsidiaries, exclusive of any such person whose customary employment with the Company or a Designated Subsidiary is for 20 hours or less per week.

     (g)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (h) "Fair Market Value" means, with respect to the Common Stock, as of any date:

          (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the average of the reported high and low sale prices of the Common Stock on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

          (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq SmallCap Market or the National Quotation Bureau, Inc. (or any comparable reporting service), the average of the closing bid and asked prices as of such date, as so reported by the Nasdaq SmallCap Market, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service); or

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported, such price as the Committee determines in its sole discretion, but in a manner acceptable under Section 423 of the Code.

     (i) "Insider" means any Participant who is subject to Section 16 of the Exchange Act.

     (j) "Offering" means any of the offerings to Participants of options to purchase Common Stock under the Plan, each continuing for six months, as described in Section 5 below.

     (k) "Offering Date" means the first day of the period of an Offering under the Plan, as described in Section 5 below.

     (l)  "Option Price" is defined in Section 8 below.

     (m) "Participant" means an eligible Employee who elects to participate in the Plan pursuant to Section 6 below.

     (n)  "Securities Act" means the Securities Act of 1933, as amended.

     (o) "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     (p) "Termination Date" means the last day of the period of an Offering under the Plan, as described in Section 5 below.

     SECTION 3. ADMINISTRATION. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee (the "Committee") consisting solely of not less than two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act. Members of such a committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. A majority of the members of such a committee shall constitute a quorum. Such a committee shall act by majority approval of the members and shall keep minutes of its meetings. Action of such a committee may be taken without a meeting if unanimous written consent is given. Copies of minutes of such a committee's meetings and of its actions by written consent shall be kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer to such committee. In accordance with and subject to the provisions of the Plan, the Committee shall have authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision or action in connection with construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

     SECTION 4.  ELIGIBILITY.

     (a) With respect to an Offering, any Employee who has been employed by the Company or a Designated Subsidiary since May 1, 1996 or for at least one year prior to the Offering Date of the Offering, whichever period is shorter, shall be eligible to participate in the Plan, beginning with the Offering commencing on such Offering Date, subject to the limitations imposed by Section 423(b) of the Code. With respect to a Designated Subsidiary that has been acquired by the Company, the period of employment of Employees of such Designated Subsidiary occurring prior to the time of such acquisition shall be included for purposes of determining whether an Employee has been employed for the requisite period of time under the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

          (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to
     Section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

          (ii) the amount of payroll deductions that the Employee has elected to have withheld under such option (pursuant to Section 7 below) would permit the Employee to purchase shares of Common Stock under all "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     SECTION 5. OFFERINGS. Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for six months, and each of which shall commence on May 1 and November 1 of each year, as the case may be (the "Offering Date"), and shall terminate on October 31 and April 30 of such year, as the case may be (the "Termination Date"). The first Offering under the Plan shall have an Offering Date of May 1, 1996 and a Termination Date of October 31, 1996. Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all eligible Employees, or (b) the Plan is terminated in accordance with Section 17 below.

     SECTION 6.  PARTICIPATION.

     (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the "Participation Form") and filing the Participation Form with the Company's Human Resources Department not less than 15 days before the Offering Date of the first Offering in which the Participant wishes to participate.

     (b) Except as provided in Section 7(a) below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the termination date of the Plan, subject to earlier termination by the Participant as provided in

Section 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in Section 7(c) below.

     SECTION 7.  PAYROLL DEDUCTIONS.

     (a) By completing and filing a Participation Form, a Participant shall elect to have payroll deductions made from his total Compensation (in whole percentages from 1% to a maximum of 10% of his total Compensation) on each payday during the time he is a Participant in the Plan in such amount as he shall designate on the Participation Form; provided, however, that no Participant's payroll deductions shall be less than $10.00 per pay period.

     (b) All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant. The monies represented by such account shall be held as part of the Company's general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies. A Participant may not make any separate cash payment or contribution to such account.

     (c) No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering. A Participant may increase or decrease the amount of his payroll deductions under the Plan for subsequent Offerings by completing an amended Participation Form and filing it with the Company's Human Resources Department not less than 15 days prior to the Offering date as of which such increase or decrease is to be effective.

     (d) A Participant may discontinue his participation in the Plan at any time as provided in Section 11 below.

     SECTION 8. GRANT OF OPTION. On each Offering Date, each eligible Employee who is then a Participant shall be granted (by operation of the Plan) an option to purchase (at the Option Price) as many full shares of Common Stock as he will be able to purchase with (a) the payroll deductions credited to his account during his participation in the Offering beginning on such Offering Date and (b) the balance (if any) carried forward from the Employee's payroll deduction account from the preceding Offering. Notwithstanding the foregoing, in no event may the number of shares purchased by any Employee during an Offering exceed 250 shares of Common Stock. The option price per share of such shares (the "Option Price") shall be the lower of (a) 85% of the Fair Market Value of one share of Common Stock on the Offering Date, or (b) 85% of the Fair Market Value of one share of Common Stock on the Termination Date.

     SECTION 9.  EXERCISE OF OPTION.

     (a) Unless a Participant gives written notice to the Company as provided in Section 9(d) below or withdraws from the Plan pursuant to Section 11 below, the Participant's option for the purchase of shares of Common Stock granted for an Offering will be exercised automatically at the Termination Date of such Offering for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in his account on such Termination Date will purchase at the applicable Option Price.

     (b) A Participant may only purchase one or more full shares in connection with the automatic exercise of an option granted for any Offering. That portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Termination Date of any

Offering that is less than the purchase price of one full share will be carried forward into the Participant's payroll deduction account for the following Offering. In no event will the balance carried forward be equal to or greater than the purchase price of one share on the Termination Date of an Offering. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that in lieu of carrying such cash balances forward, such balances will be deemed to have purchased such number of fractional shares of Common Stock as would then be purchasable at the applicable Option Price, with such fractional shares calculated to the fourth (4th) decimal place.

     (c) No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery or credit of such Common Stock in accordance with Section 10 below. During his lifetime, a Participant's option to purchase shares of Common Stock under the Plan is exercisable only by him.

     (d) By written notice to the Company prior to the Termination Date of any Offering, a Participant may elect, effective on such Termination Date, to:

          (i) withdraw all of the accumulated payroll deductions in his account as of the Termination Date (which withdrawal may, but need not, also constitute a notice of termination and withdrawal pursuant to Section 11(a)); or

          (ii) exercise his option for a specified number of full shares not less than five that is less than the number of full shares of Common Stock that the accumulated payroll deductions in his account will purchase on the Termination Date of the Offering at the applicable Option Price, and withdraw the balance in his payroll deduction account.

     SECTION 10.  DELIVERY.

     (a) Except as provided in paragraph (b) below, as promptly as practicable after the Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, either:

          (i) (A) certificate representing the shares of Common Stock purchased upon exercise of his option granted for such Offering, registered in the name of the Participant or, if the Participant so directs on his Participation Form, in the names of the Participant and his spouse, and (B) in the event the Participant makes an election pursuant to Section 9(d)(ii), a check in the amount of the balance of any payroll deductions credited to his account that were not used for the purchase of Common Stock; or

          (ii) if the Participant makes an election pursuant to Section 9(d)(i) for the Offering, a cash payment equal to the total of the payroll deductions credited to his account.

     (b) Notwithstanding paragraph (a) above, in lieu of delivering certificates to each of the Participants with respect to shares of Common Stock purchased in connection with an Offering, the Company may deliver a certificate to a third party representing an aggregate of all of the shares of Common Stock purchased in connection with the Offering (including an aggregate of all of the fractional shares deemed to have been purchased pursuant to Section 9(b), if applicable) rounded down to the nearest full share, plus cash in an amount equal to the Option Price multiplied by any remaining fractional share deemed to have been purchased pursuant to Section 9(b), if applicable, which shares will be held for the benefit of the Participants in accordance with their respective interests, and will deliver a statement of account to each Participant indicating the number of shares of Common Stock purchased by that Participant in connection with that Offering. In the event shares are held for the benefit of Participants, all full shares purchased and fractional shares deemed to have been purchased by a Participant in an Offering and in any subsequent Offerings will accumulate for the benefit of the Participant until the Participant's withdrawal or termination pursuant to in Section 11.

     SECTION 11.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     (a) A Participant may terminate his participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the Termination Date of an Offering, for such Offering, by giving written notice to the Company. Such notice shall state that the Participant wishes to terminate his involvement in the Plan, specify a termination date and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his account will be paid to him as soon as practicable after the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of his notice of termination and withdrawal), and his option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent Offering, except in accordance with a new Participation Form filed pursuant to
Section 6 above. In the event that shares are held for the benefit of Participants pursuant to Section 10(b), then on the withdrawal and termination of a Participant's participation in the Plan, the Participant will be entitled to receive, at the Participant's option, (i) cash equal to the Fair Market Value of all full shares of Common Stock and any fractional share deemed purchased pursuant to Section 9(b) then held for the benefit of the Participant; or (ii) a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional shares deemed to have been purchased. In any event, Fair Market Value will be determined as of the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as of the date the notice of termination and withdrawal is received), and such certificate will be delivered and such amounts paid as soon thereafter as practicable.

     (b) Upon termination of a Participant's employment for any reason, including retirement or death, the payroll deductions accumulated in his account will be returned to him as soon as practicable after such termination or, in the case of his death, to the person or persons entitled thereto under Section 14 below, and his option will be automatically canceled. In the event that shares are held for the benefit of Participants pursuant to Section 10(b), then upon the termination of a Participant's employment for any reason, including retirement or death, the Participant, or, in the case of death, his Designated Beneficiary (if allowed by the Committee) or the executor or administrator of the Participant's estate will be entitled to receive, at their option, (i) cash equal to the Fair Market Value of all full shares of Common Stock and any fractional share deemed purchased pursuant to Section 9(b) then held for the benefit of the Participant; or (ii) a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional share deemed to have been purchased. In any event, Fair Market Value will be determined as of such termination and such certificate will be delivered and such amounts paid as soon thereafter as practicable. For purposes of the Plan, the termination date of employment shall be the Participant's last date of actual employment and shall not include any period during which such Participant receives any severance payments. A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this Section 11(b).

     (c) A Participant's termination and withdrawal pursuant to Section 11(a) above will not have any effect upon his eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to Section 6 above or in any similar plan that may hereafter be adopted by the Company; provided, however, that, unless otherwise permitted by the Committee in its sole discretion, a Participant who is an Insider may not participate in the Plan for at least six months after the effective date of his termination and withdrawal.

     SECTION 12. INTEREST. No interest shall accrue on a Participant's payroll deductions under the Plan.

     SECTION 13.  STOCK SUBJECT TO THE PLAN.

     (a) The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 13(b) below. The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to Section 8 above on any Termination Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant's account as soon as practicable after the Termination Date of such Offering.

     (b) If any option under the Plan is exercised after any Common Stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of Common Stock or the like, occurring after the shareholders of the Company approve the Plan, the number of shares of Common Stock to which such option shall be applicable and the Option Price for such Common Stock shall be appropriately adjusted by the Company.

     (c) In the event that Participants are deemed to have purchased fractional shares of Common Stock pursuant to Section 9(b), the aggregate of such fractional share interests at any given time will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that any fractional shares that are paid out to a Participant in cash pursuant to Section 11 will automatically again become available for issuance under the Plan.

     SECTION 14.  DESIGNATION OF BENEFICIARY.

     (a) Unless otherwise determined by the Committee, a Participant may file a written designation of a beneficiary who is to receive shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death at a time when cash or shares of Common Stock are held for his account.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     SECTION 15. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 above) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11(a) above.

     SECTION 16.  SHARE TRANSFER RESTRICTIONS.

     (a) Shares of Common Stock shall not be issued under the Plan unless such issuance is either registered under the Securities Act and applicable state securities laws or is exempt from such registrations.

     (b) Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged encumbered, or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to exemptions from such registrations.

     (c) Notwithstanding any other provision of the Plan or any documents entered into pursuant to the Plan and except as permitted by the Committee in its sole discretion, any shares of Common Stock issued to a Participant who is an Insider may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of for a six-month period after the Termination Date of the Offering with respect to which they were issued.

     (d) Each certificate representing shares of Common Stock issued under the Plan to an Insider shall be stamped with a legend in substantially the following form, unless the Committee, in its sole discretion, determines not to require such a legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD,
     TRANSFERRED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF ON OR BEFORE [INSERT APPROPRIATE DATE] WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     SECTION 17. AMENDMENT OR TERMINATION. The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or
Section 423 of the Code. The Board also may terminate the Plan or the granting of options pursuant to the Plan at any time; provided, however, that the Board shall not have the right to modify, cancel, or amend any outstanding option granted pursuant to the Plan before such termination unless each Participant consents in writing to such modification, amendment or cancellation.

     SECTION 18. NOTICES. All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

     SECTION 19. EFFECTIVE DATE OF PLAN. The Plan shall be effective as of December 18, 1995, the date it was adopted by the Board. The Plan has been adopted by the Board subject to shareholder approval, and prior to shareholder approval shares of Common Stock may be issued under the Plan subject to such approval.

     SECTION 20. MISCELLANEOUS. The headings to Sections in the Plan have been included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural, whenever appropriate. Except as otherwise expressly indicated, all references to Sections in the Plan shall be to Sections of the Plan. The Plan shall be interpreted and construed in accordance with the laws of the State of Minnesota.

                               BIO-VASCULAR, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         PAYROLL DEDUCTION AUTHORIZATION FORM AND SUBSCRIPTION AGREEMENT


______    Original Application
______    Change in Payroll Deduction Amount
______    Change of Beneficiary(ies)


1.   ___________________________________ hereby elects to participate in the
     Bio-Vascular, Inc. Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock (the "Shares") in accordance with this Agreement and the Plan.

2. I hereby authorize payroll deductions, beginning ____________, 19__, from each paycheck in the amount of $_______________ (may not exceed 10% of total compensation on each payday) in accordance with the Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each six-month offering period under the Plan unless I withdraw my accumulated payroll deductions, withdraw from the Plan, or both, by giving written notice to the Company prior to the end of the offering period, as provided in the Plan.

4. Shares purchased for me under the Plan should be issued or held in an account in the name(s) of:


     _______________________________________________
          (name(s))

     _______________________________________________
          (address)

     _______________________________________________


     _______________________________________________
          (social security number)


5. I understand that if I dispose of any Shares received by me pursuant to the Plan within two years after the first day of the offering period during which I purchased such Shares, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to me over the option price paid for the Shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION. However, if I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the Shares at the time of such disposition over the amount paid for the Shares under the option, or (b) the excess of the fair market value of the Shares over the option price, measured as if the option had been exercised on the first day of the offering period during which I purchased such shares. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

6. I have read the current prospectus for the Bio-Vascular, Inc. Employee Stock Purchase Plan.

[7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and Shares due me under the Plan:


NAME:     (Please print) _______________________________________________________
                         First               Middle                         Last


_______________________  _______________________________________________________
Relationship

                         _______________________________________________________
                         Address


NAME:     (Please print) _______________________________________________________
                         First               Middle                         Last


_______________________  _______________________________________________________
Relationship

                         ______________________________________________________]
                         Address



Date: _________________  _______________________________________________________
                         Signature of Employee


                                        2